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                                                                 EXHIBIT 10.(b).



                    [Morgan Lewis & Bockius LLP Letterhead]




Michael Berenson
(202) 739-5450
mberenson@morganlewis.com


April 29, 2002



Homestead Funds, Inc.
4301 Wilson Boulevard
Arlington, Virginia  22203


Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption
"Legal Matters" in the Statement of Additional Information contained in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-35788) for Homestead Funds, Inc. filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

                                                   Very truly yours,



                                                   MORGAN, LEWIS & BOCKIUS LLP

                                                   By: /s/ Michael Berenson
                                                      ------------------------
                                                      Michael Berenson